SUPPLEMENT DATED JANUARY 30, 2009

TO PROSPECTUSES DATED MAY 1, 2008
FOR FUTURITY II AND FUTURITY III
and
TO PROSPECTUSES DATED MAY 1, 2006
FOR FUTURITY SELECT FOUR PLUS, FUTURITY SELECT INCENTIVE,
FUTURITY SELECT FREEDOM, FUTURITY SELECT SEVEN,
FUTURITY ACCOLADE, FUTURITY FOCUS II, AND FUTURITY SELECT FOUR

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

This supplement describes proposed changes to certain investment options offered under your Contract.  Please retain this supplement with your Prospectus for future reference.

On January 22, 2009, the Securities and Exchange Commission issued an order approving the substitution of shares of the SCSM PIMCO High Yield Fund for shares of the PIMCO High Yield Portfolio, the substitution of shares of the SCSM Lord Abbett Growth & Income Fund for shares of the Lord Abbett Growth & Income Portfolio and the substitution of shares of the SCSM Goldman Sachs Mid Cap Value Fund for shares of the Lord Abbett Mid-Cap Value Portfolio. We anticipate that the substitution will occur on or about February 20, 2009.

Prior to the substitution, you may make one transfer of your Contract Values invested in the Sub-Accounts investing in the PIMCO High Yield Portfolio, Lord Abbett Growth & Income Portfolio and Lord Abbett Mid-Cap Value Portfolio into any of our available Sub-Accounts without charge and without it being subject to transfer limitations described in the prospectus.

When the substitution occurs, any remaining values in the PIMCO High Yield Portfolio, Lord Abbett Growth & Income Portfolio and Lord Abbett Mid-Cap Value Portfolio will be automatically transferred into the SCSM PIMCO High Yield Fund, SCSM Lord Abbett Growth & Income Fund, and the SCSM Goldman Sachs Mid Cap Value Fund of the Sun Capital Advisers Trust, respectively. For a period of thirty days following the substitution, you may transfer your values in SCSM PIMCO High Yield Fund, SCSM Lord Abbett Growth & Income Fund, and SCSM Goldman Sachs Mid Cap Value Fund into any of the other available Sub-Accounts without it being subject to the transfer limitations described in the prospectus.

If you have any questions about the proposed substitutions, please call our Service Center at (800) 752-7215 or write to us at P.O. Box 9133, Wellesley Hills, MA 02481.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Futurity (Accolade, Futurity II, Futurity III, Focus II, Select Four, Select Four Plus,
Select Incentive, Select Freedom, Futurity Select Seven) (US)                                                                                                                                           2/2009